Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to be held
                               on October 29, 2001


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:    (a)     at the Phoenix Civic Plaza
                  111 North Third Street
                  Phoenix, AZ;

Time:     (b)      on October 29, 2001
                   at 10:00 a.m. local time;

Purposes: (c)      for the following purposes:

          (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

          (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending June 30, 2002 (Proposal No. 2);

          (iii)to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:  (d)      To vote at the Meeting, you must have been a
                  shareholder on the Trust's records at the close of business on August 8, 2001 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


By order of the Board of Trustees,

EDWARD M. W. HINES
Secretary

September 20, 2001

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll-free or 212-697-6666.

         The Trust's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser (the "Sub-Adviser") is Banc One Investment Advisors Corporation, 241 North Central Avenue, Phoenix, AZ 85004.

         This Notice and Proxy Statement are first being mailed on or about September 20, 2001.

         You should read this Proxy Statement prior to voting. Then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

                  To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

          To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided above or contacting the Trust's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum, voted on any matter or otherwise counted as present in determining voting results.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.59; Class C Shares, $10.59; and Class Y Shares, $10.61. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 36,994,143; Class C Shares, 407,883; and Class Y Shares, 160,304.

         On the record date, the following holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients

Name and address  Number of shares          Percent of class
of the holder of
record

Institutional 5% Shareholders

Donaldson Lufkin Jenrette
Securities Corporation,
P.O. Box 2052,
Jersey City, NJ                             234,580 Class C Shares  57.5%


Merrill Lynch,
Pierce, Fenner & Smith
4800 Deer Lake Drive East
Jacksonville, FL                           109,275 Class Y Shares  68.1%

Zions First National Bank
P.O. Box 30880
Salt Lake City, UT                          22,098 Class Y Shares   13.1%

Additional 5% shareholders

Margaret Zube                               21,844 Class Y Shares(1) 17%
Trustee
7045 Camino De Fosforo
Tucson, AZ

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

(1) Held as Trustee in two Trusts.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         All of the nominees are presently Trustees and were elected by the shareholders in October 2000. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust and as an officer, director and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Carlson is an interested person as a shareholder of the Sub-Adviser's corporate parent, Banc One Corporation. They are so designated by an asterisk.

         In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

         The following material includes the name, positions with the Trust, address, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Name, Position           Business Experience
with the Trust,
Address, Age,
Shares owned


Lacy B. Herrmann*         Founder and Chairman of the Board of Aquila
Chairman of the           Management Corporation, the sponsoring
Board of Trustees         organization and Manager or Administrator
380 Madison Avenue        and/or Adviser or Sub-Adviser to the
New York, NY              Aquila Money-Market Funds, the Aquila Bond
10017                     Funds and the Aquila Equity Funds,
Age: 72                   and Founder, Chairman of the Board of Trustees
Shares Owned: 237         and (currently or until 1998) President of
                          each since its establishment,
                          beginning in 1984; Director of
                          Aquila Distributors, Inc.,
                          distributor of the above funds,
                          since 1981 and formerly Vice
                          President or Secretary, 1981-1998;
                          President and a Director of STCM
                          Management Company, Inc., sponsor
                          and sub-adviser to Capital Cash
                          Management Trust and Capital Cash
                          U.S. Government Securities Trust;
                          Founder and Chairman of several
                          other money market funds; Director
                          or Trustee of OCC Cash Reserves,
                          Inc. and Quest For Value
                          Accumulation Trust, and Director or
                          Trustee of Oppenheimer Quest Value
                          Fund, Inc., Oppenheimer Quest Global
                          Value Fund, Inc. and Oppenheimer
                          Rochester Group of Funds, each of
                          which is an open-end investment
                          company; Trustee of Brown
                          University, 1990-1996 and currently
                          Trustee Emeritus; actively involved
                          for many years in leadership roles
                          with university, school and
                          charitable organizations.

Arthur K. Carlson*         Retired; Advisory Director of the Renaissance
Trustee                    Companies (design and construction companies
8702 North Via La Serena   of commercial, industrial and upscale
Paradise Valley,           residential properties) since 1996; Senior
AZ 85253                   Vice President and Manager of the Trust
Age: 79                    Division of The Valley National Bank of
Shares Owned: 5,581(1)     Arizona, 1977-1987; Trustee of Hawaiian Tax-
                           Free Trust, Tax-Free Trust of
                           Arizona and Pacific Capital Cash
                           Assets Trust since 1987, of Pacific
                           Capital Tax-Free Cash Assets Trust
                           and Pacific Capital U.S. Government
                           Securities Cash Assets Trust since
                           1988, of Aquila Rocky Mountain
                           Equity Fund since 1993 and of
                           Tax-Free Fund of Colorado,
                           1987-2000; previously Vice
                           President of Investment Research at
                           Citibank, New York City, and prior
                           to that Vice President and Director
                           of Investment Research of Irving
                           Trust Company, New York City; past
                           President of The New York Society
                           of Security Analysts and currently
                           a member of the Phoenix Society of
                           Financial Analysts; formerly
                           Director of the Financial Analysts
                           Federation; past Chairman of the
                           Board and past Director of Mercy
                           Healthcare of Arizona, Phoenix,
                           Arizona; Director of Northern
                           Arizona University Foundation since
                           1990, presently or formerly an
                           officer and/or director of various
                           other community and professional
                           organizations.

(1) Held of record
 by a nominee.


Thomas W. Courtney         President of Courtney Associates, Inc.,
Trustee                    a venture capital firm, since 1988; General
P. O. Box 580              Partner of Trivest Venture Fund, 1983-1988;
Sewickley, PA  15143       President of Federated Investment Counseling
Age: 67                    Inc., 1975-1982; formerly a Director of the
Shares Owned: 769          Financial Analysts Federation; Trustee of
                           Hawaiian Tax-Free Trust and Pacific
                           Capital Cash Assets Trust since
                           1984, of Tax-Free Trust of Arizona
                           since 1986 and of Pacific Capital
                           Tax-Free Cash Assets Trust and
                           Pacific Capital U.S. Government
                           Securities Cash Assets Trust since
                           1988; Trustee of numerous
                           Oppenheimer Capital and Oppenheimer
                           Management Funds.

William L. Ensign          Planning and Architectural Consultant;
Trustee                    Acting Architect of the United States Capitol
766 Holly                  1995-1997; Assistant Architect of the United
Drive North,               States Capitol 1980-1995; previously President
Annapolis,                 and CEO, McLeod Ferrara Ensign, an
MD 21401                   international planning and design firm based
Age: 72                    in Washington DC; Fellow and former Director
Shares Owned: 793(2)       of the American Institute of Architects;
                           District of Columbia Zoning
                           Commissioner 1989-1997; member,
                           U.S. Capitol Police Board
                           1995-1997, National Advisory
                           Council on Historic Preservation
                           1989-1997, National Capital
                           Memorial Commission 1989-1997;
                           Acting Director of the U.S. Botanic
                           Garden 1995-1997; Trustee, National
                           Building Museum 1995-1997; Trustee
                           of Tax-Free Trust of Arizona since
                           1986 and of Tax-Free Fund For Utah
                           since 1991; Trustee of Oxford Cash
                           Management Fund, 1983-1989.

(2)Held jointly
 with his wife.


Diana P. Herrmann*        President and Chief Operating Officer of
President and Trustee     the Manager since 1997, a
380 Madison               Director since 1984, Secretary since 1986
Avenue                    and previously its Executive Vice
New York,                 President, Senior Vice President
NY 10017                  or Vice President, 1986-1997;
Age: 43                   President of various Aquila Bond and
Shares Owned: 563         Money-Market Funds since 1998; Assistant
                          Vice President, Vice President,
                          Senior Vice President or Executive
                          Vice President of Aquila
                          Money-Market, Bond and Equity Funds
                          since 1986; Trustee of a number of
                          Aquila Money-Market, Bond and Equity
                          Funds since 1995; Trustee of Reserve
                          Money-Market Funds, 1999-2000 and of
                          Reserve Private Equity Series,
                          1998-2000; Assistant Vice President
                          and formerly Loan Officer of
                          European American Bank, 1981-1986;
                          daughter of the Trust's Chairman;
                          Trustee of the Leopold Schepp
                          Foundation (academic scholarships)
                          since 1995; actively involved in
                          mutual fund and trade associations
                          and in college and other volunteer
                          organizations.

John C. Lucking           President, Econ-Linc, an economic consulting
Trustee                   firm, since 1995; Consulting Economist,
7537 North                Bank One Arizona (formerly Valley National
Central Avenue            Bank of Arizona) 1994-1996; Chief Economist,
Phoenix, AZ 85020         Valley National Bank of Arizona, 1987-1994;
Age: 58                   Municipal bond analyst and government
Shares Owned: 1,494       securities institutional sales representative,
                          Valley National Bank of Arizona,
                          1984-1987; Financial Analyst,
                          Phelps Dodge Corporation (a mining
                          company) 1980-1984; Director of New
                          Mexico and Arizona Land Company
                          since 1993; Director of Northern
                          Arizona University Investment
                          Committee since 1997; Director SANU
                          Resources and SHRI (privately held
                          mining and exploration companies)
                          since 1996; Director: Arizona
                          Historical Foundation and The
                          Arizona Mining and Mineral Museum
                          Foundation. Member: Joint
                          Legislative Budget Committee
                          Economic Advisory Panel; Western
                          Blue Chip Economic Forecast Panel;
                          The Economic Club of Phoenix; The
                          Arizona Economic Roundtable; The
                          National Association of Business
                          Economists and the National
                          Association of Corporate Directors;
                          Trustee of Tax-Free Trust of
                          Arizona since 1994 and of Tax-Free
                          Fund of Colorado since 2000.

Anne J. Mills             President, Loring Consulting Company since
Trustee                   2001; Vice President for Business Affairs
7030 East Shooting        of Ottawa University 1992-2001;
Star Way,                 IBM Corporation, 1965-1991; Budget
Scottsdale, AZ            Review Officer of the American
85262                     Baptist Churches/USA, 1994-1997;
Age: 62                   Director of the American Baptist Foundation,
Shares Owned: 894         1985-1996 and since 1998; Trustee of Brown
                          University, 1992-1999; Trustee of Churchill
                          Cash Reserves Trust 1985-2001, of
                          Tax-Free Trust of Arizona since
                          1986, of Churchill Tax-Free Fund of
                          Kentucky, Tax-Free Fund of Colorado
                          and Capital Cash Management Trust
                          since 1987 and of Tax-Free Fund For
                          Utah since 1994.

Kimball L. Young          Co-manager of the Portfolio of Tax-Free Fund
Senior                    For Utah since 2001; Co-founder of Lewis Young
Vice                      Robertson & Burningham, Inc., a NASD licensed
President                 broker/dealer providing public
2049 Herbert              finance services to Utah local
Avenue                    governments, 1995-2001; Senior Vice
Salt Lake City,           President of Tax-Free Trust of Arizona,
UT 84108                  Tax-Free Fund For Utah, Aquila
Age: 54                   Cascadia Equity Fund and Aquila Rocky Mountain
                          Equity Fund. Formerly Senior Vice  President-Public
                          Finance,  Kemper Securities Inc., Salt Lake City,
                          Utah.

Alan R. Stockman          Vice President of Tax-Free Trust of
Vice President            Arizona and of Aquila Rocky
6560 N. Scottsdale        Mountain Equity Fund since 1999; Bank
Road, Scottsdale          One, Commercial Client Services
AZ 85253                  representative, 1997-1999; Trader and
Age: 47                   Financial Consultant, National Bank of
                          Arizona (Zions Investment Securities Inc.), Phoenix,
                          Arizona 1996-1997; Vice President and Investment
                          Department Manager, National Bank of Alaska,
                          Anchorage, Alaska 1984-1995.

Rose F. Marotta           Chief Financial Officer of the Aquila
Chief Financial Officer   Money-Market, Bond and Equity Funds
380 Madison Avenue        since 1991 and Treasurer, 1981-1991;
New York, NY              formerly Treasurer of the predecessor of
10017                     Capital Cash Management Trust; Treasurer
Age: 77                   and Director of STCM Management Company,
                          Inc. since 1974; Chief Financial Officer of the
                          Manager since 1984 and of the Distributor, 1985-2000.

Joseph P. DiMaggio        Treasurer of the Aquila Money-Market,
Treasurer                 Bond and Equity Funds; Treasurer of Aquila
380 Madison Avenue        Distributors, Inc. since 2000; Controller of
New York, NY 10017        Van Eck Global Funds, 1993-2000; Mutual
Age: 44                   Fund Accounting Manager of Alliance
                          Capital Management L.P., 1985-1993.

Lori A Vindigni           Assistant Vice President of Aquila Management
Assistant Treasurer       Corporation since 1998, Fund Accountant
380 Madison Avenue        for the Aquilasm Group of Funds, 1995-1998;
New York, NY              Staff Officer and Fund Accountant of
10017                     Citibank Global Asset Management Group of
Age: 34                   Investment Companies, 1994-1995; Fund
                          Accounting Supervisor of Dean Witter Group of
                          Investment Companies, 1990-1994.

Edward M. W. Hines        Partner of Hollyer Brady Smith & Hines
Secretary                 LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue          1987-1989; Secretary of the Aquila Money-
New York, NY 10161        Market, Bond and Equity Funds since 1982.
Age: 61

Robert W. Anderson        Compliance Officer of Aquila Management
Assistant Secretary       Corporation since 1998 and Assistant
380 Madison Avenue        Secretary of the Aquila Money-Market,
New York, NY 10017        Bond and Equity Funds since 2000; Consultant,
Age: 60                   The Wadsworth Group, 1995-1998;
                          Executive Vice President of
                          Sheffield Management Company
                          (investment adviser and distributor
                          of a mutual fund group), 1986-1995.

John M. Herndon           Assistant Secretary of the Aquila Money-
Assistant Secretary       Market, Bond and Equity Funds since 1995
380 Madison Avenue        and Vice President of the Aquila Money-
New York, NY              Market Funds since 1990; Vice President of
10017                     the Manager since 1990; Investment
Age: 61                   Services Consultant and Bank Services
                          Executive of Wright Investors'
                          Service, a registered investment
                          adviser, 1983-1989; Member of the
                          American Finance Association, the
                          Western Finance Association and the
                          Society of Quantitative Analysts.


         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2001 the Trust paid a total of $74,210 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.



         The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustees who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                      Compensation      Number of
                                      from all          boards on
                     Compensation     funds             which the
                     from the         in the            Trustee now
                     Trust            Aquilasm          serves
Name                                  Group of
                                      Funds



Arthur K. Carlson     $9,250           $54,600                   7



Thomas W. Courtney    $10,100          $52,250                   5



William L. Ensign     $10,150          $14,000                   2



John C. Lucking       $9,450           $17,950                   2



Anne J. Mills         $9,450           $37,750                   7


         Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

         The Trust's Manager is Manager or Administrator to the funds in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of July 30, 2001 these funds had aggregate assets of approximately $3.3 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2001 the Trust incurred Management fees of $1,496,427.


         During the fiscal year ended June 30, 2001, $553,355 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which, $24,962 was retained by the Distributor. With respect to Class C Shares, during the same period $26,234 was paid under Part II of the Plan and $8,745 was paid under the Shareholder Services Plan. Of these total payments of $34,979, the Distributor received $20,840. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee
(i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

         KPMG LLP ("KPMG"), which is currently serving as the Trust's independent auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending June 30, 2002. Such selection is submitted to the shareholders for ratification or rejection.

         The Trust paid the following fees to KPMG during the fiscal year ended June 30, 2001:

Audit Fees:                                                   $19,500

Financial Information
Systems Design and Implementation                              0

All Other Fees                                                $5,689

         (Fees for preparation
          of the Fund's tax
          returns and review of Forms 1099
          for the Fund's shareholders.)

         KPMG did not perform any services during the fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         The Audit Committee of the Trust's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2002.

         KPMG has no direct or indirect financial interest in the Trust or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                                     Arizona

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       to be held on October 29, 2001

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                       Tax-Free Trust of Arizona- Class A

                 Proxy for Shareholders Meeting October 29, 2001
                 Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE TRUST OF ARIZONA (the Trust) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, October 29, 2001, at the Phoenix Civic Plaza, 111 North Third Street, Phoenix, AZ; 10:00 a. m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Tax-Free Trust of Arizona-Class A

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees
         1) Lacy B. Herrmann*;  2) Arthur K. Carlson*; 3) Thomas W. Courtney;
         4) William L. Ensign; 5) Diana P. Herrmann*;  6) John C.
         Lucking; 7) Anne J. Mills


                  * interested Trustees
                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/ or name(s) on the line below.

   ---------------



[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

[__] I plan to attend the annual meeting in Phoenix
[__] I plan to attend  the outreach meeting in Tucson
[__] I plan to attend the outreach meeting in Sun City




_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                       Tax-Free Trust of Arizona- Class C

                 Proxy for Shareholders Meeting October 29, 2001
                 Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE TRUST OF ARIZONA (the Trust) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, October 29, 2001, at the Phoenix Civic Plaza, 111 North Third Street, Phoenix, AZ; 10:00 a. m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Tax-Free Trust of Arizona-Class C

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees
         1) Lacy B. Herrmann*;  2) Arthur K. Carlson*; 3) Thomas W. Courtney;
         4) William L. Ensign; 5) Diana P. Herrmann*;  6) John C.
         Lucking; 7) Anne J. Mills


                  * interested Trustees
                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/ or name(s) on the line below.

   ---------------



[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

[__] I plan to attend the annual meeting in Phoenix
[__] I plan to attend  the outreach meeting in Tucson
[__] I plan to attend the outreach
         meeting in Sun City




_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                       Tax-Free Trust of Arizona- Class Y

                 Proxy for Shareholders Meeting October 29, 2001
                 Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE TRUST OF ARIZONA (the Trust) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, October 29, 2001, at the Phoenix Civic Plaza, 111 North Third Street, Phoenix, AZ; 10:00 a. m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Tax-Free Trust of Arizona-Class Y

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees
         1) Lacy B. Herrmann*;  2) Arthur K. Carlson*; 3) Thomas W. Courtney;
         4) William L. Ensign; 5) Diana P. Herrmann*;  6) John C.
         Lucking; 7) Anne J. Mills


                  * interested Trustees
                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/ or name(s) on the line below.

   ---------------



[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

[__] I plan to attend the annual meeting in Phoenix
[__] I plan to attend  the outreach meeting in Tucson
[__] I plan to attend the outreach
         meeting in Sun City




_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)